UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2005

SS&C Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28430	06-1169696

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Lamberton Road, Windsor, CT	06095

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (860) 298-4500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-2.1 Agreement and Plan of Merger
EX-10.1 Amendment No.2 to Credit Agreement
EX-10.2 Voting Agreement
EX-99.1 Press Release

Item 1.01. Entry into a Material Definitive Agreement
Amendment Two to Credit Agreement
     On July 27, 2005, SS&C Technologies, Inc. (the “Company” or “SS&C”) entered into Amendment Number Two (“Amendment Two”) to the Credit Agreement dated April 13, 2005, as amended on May 27, 2005 (the “Credit Agreement”), with Fleet National Bank, a Bank of America Company (“Bank of America”). Amendment Two extends the date by which the maximum amount of borrowings under the Credit Agreement will be reduced from $75,000,000 to $50,000,000 (and all amounts outstanding in excess of $50,000,000 must be repaid) from August 31, 2005 to January 31, 2006. In addition, as set forth in Amendment Two, Bank of America consented to the Company entering into the Merger Agreement (as defined below) and waived any Event of Default (as defined in the Credit Agreement) that would exist under the Credit Agreement by reason of the Company entering into the Merger Agreement. Furthermore, as set forth in Amendment Two, the Company agreed to cause Financial Models Company Ltd., a subsidiary of the Company, to become a guarantor of the Credit Agreement not later than August 12, 2005.
     A copy of Amendment Two is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as though fully set forth herein. The foregoing summary of Amendment Two is qualified in its entirety by the complete text of Amendment Two filed herewith.
Merger Agreement and Voting Agreement
     SS&C announced that it has entered into an Agreement and Plan of Merger, dated as of July 28, 2005 (the “Merger Agreement”), by and among the Company, Sunshine Acquisition Corporation, a Delaware corporation (“Parent”), and Sunshine Merger Corporation, a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will be merged with and into the Company, with the Company continuing after the merger as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are entities affiliated with The Carlyle Group, a private equity investment firm.
     Pursuant to the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of the Company (the “Shares”), other than Shares owned by the Company, Parent, Merger Sub or any wholly owned subsidiary of the Company, Parent or Merger Sub, or by any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, shall be cancelled and shall be converted automatically into the right to receive $37.25 in cash, without interest.
     The Company has made customary representations and warranties and covenants in the Merger Agreement.
     The Company’s board of directors and an independent committee of the board of directors have approved the Merger Agreement. The Merger is conditioned on, among other things, the approval and adoption of the Merger Agreement by the Company’s stockholders, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust

Improvements Act of 1976, as amended, and the closing of debt financing arrangements set forth in a commitment letter obtained by Parent for the transactions contemplated by the Merger Agreement. The Company’s board of directors and independent committee recommended that the Company’s stockholders approve and adopt the Merger Agreement.
     Other than the Merger Agreement, there is no material relationship between the Company and either of Parent or Merger Sub.
     In connection with the Merger, on July 28, 2005, the Company, Parent, Merger Sub and William C. Stone, the Company’s Chairman and Chief Executive Officer and principal stockholder (the “Principal Stockholder”), entered into a Voting Agreement (the “Voting Agreement”), which provides that the Principal Stockholder will, among other things, vote all of his shares of Company common stock in favor of the adoption of the Merger Agreement.
     The foregoing description of the Merger is not complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference, and the Voting Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference. The Merger Agreement has been included to provide information regarding its terms. It is not intended to provide any other factual information about the Company. Such information can be found elsewhere in this Form 8-K and in the other public filings the Company makes with the Securities and Exchange Commission (the “SEC”), which are available without charge at www.sec.gov.
Important Additional Information Will be Filed with the SEC
     The Company plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the Merger. The Proxy Statement will contain important information about the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.
     Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by the Company through the web site maintained by the SEC at www.sec.gov.

     In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from the Company by contacting Investor Relations, SS&C Technologies, Inc., 80 Lamberton Road, Windsor, CT 06095, telephone (860) 298-4500.
     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 26, 2005, which are filed with the SEC. As of June 30, 2005, the Company’s directors and executive officers beneficially owned 7,174,234 shares, or approximately 29.2%, of the Company’s common stock. Immediately prior to the consummation of the transactions contemplated by the Merger Agreement, William C. Stone, the Company’s Chairman of the Board and Chief Executive Officer, will be contributing certain of his shares of Company common stock in exchange for approximately 28% of the equity of Parent. A more complete description will be available in the Proxy Statement.
Cautionary Note Regarding Forward-Looking Statements
     Statements in this document regarding the proposed Merger, the expected effects, timing and completion of the proposed transaction and any other statements about SS&C’s future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the proposed transaction due to the failure to obtain stockholder approval, the failure of Parent to consummate the necessary debt financing arrangements set forth in a commitment letter received by Parent or the failure to satisfy other conditions to the closing of the proposed transaction, the ability to recognize the benefits of the transaction, intense competition in SS&C’s industry, changes in government regulation, failure to manage the integration of acquired companies and other risks that are contained in documents and the other factors described in SS&C’s Annual Report on Form 10-K for the year ended December 31, 2004 and its most recent quarterly report filed with the SEC. In addition, any forward-looking statements represent SS&C’s estimates only as of today and should not be relied upon as representing SS&C’s estimates as of any subsequent date. SS&C disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information contained above under the caption “Amendment Two to Credit Agreement” under Item 1.01 is incorporated herein by reference.
Item 8.01. Other Events

     On July 28, 2005, the Company issued a press release announcing the execution of the Merger Agreement, a copy of which is filed as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of July 28, 2005, by and among SS&C Technologies, Inc., Sunshine Acquisition Corporation and Sunshine Merger Corporation.

10.1	Amendment Two, dated as of July 27, 2005, between Fleet National Bank, a Bank of America Company, and SS&C Technologies, Inc.

10.2	Voting Agreement, dated as of July 28, 2005, by and among William C. Stone, SS&C Technologies, Inc., Sunshine Acquisition Corporation and Sunshine Merger Corporation.

99.1	Press Release dated July 28, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SS&C TECHNOLOGIES, INC.
Date: July 28, 2005	By:	/s/ Patrick J. Pedonti
Patrick J. Pedonti
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1+	Agreement and Plan of Merger, dated as of July 28, 2005, by and among SS&C Technologies, Inc., Sunshine Acquisition Corporation and Sunshine Merger Corporation.

10.1	Amendment Two, dated as of July 27, 2005, between Fleet National Bank, a Bank of America Company, and SS&C Technologies, Inc.

10.2	Voting Agreement, dated as of July 28, 2005, by and among William C. Stone, SS&C Technologies, Inc., Sunshine Acquisition Corporation and Sunshine Merger Corporation.

99.1	Press Release dated July 28, 2005.

+	SS&C Technologies, Inc. hereby agrees to furnish supplementally a copy of any omitted schedules to this agreement to the Securities and Exchange Commission upon its request.